UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-01311

                                      The GAMCO Mathers Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                             Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                             Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Mathers Fund Annual Report — December 31, 2015
Henry G. Van der Eb, CFA Portfolio Manager

To Our Shareholders,

The GAMCO Mathers Fund total return for the year ended December 31, 2015 was (3.0)% versus 1.4% for the Standard & Poor’s (“S&P”) 500 Index. See page 2 for additional performance.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2015.

Performance Discussion (Unaudited)

The GAMCO Mathers Fund total returns for the six and twelve months ended December 31, 2015 were 1.19% and (3.01) % versus 0.15% and 1.38% respectively, for the S&P 500 Index. At year end, the gross equity exposure was 80.33% (longs plus shorts), comprised of 0.00% long and 80.33% in short positions, with an 80.33% net short exposure (longs minus shorts). The remainder of the portfolio, as has been the case for an extended time period, was invested in short-term U.S. Treasury bills. Near zero percent yields on short-term U.S. Treasury bills during the year, due to the Fed’s zero percent interest rate policy that ended on December 16, disadvantaged the Fund’s overall performance.

The Fund completed 50 years of operation during 2015 and since inception through December 31, 2015 its average annual total return was 6.72% versus 9.76% for its benchmark S&P 500 Index.

Percent Average Annual Total Returns through December 31, 2015 (Unaudited) (a)

	1 YR	5 YRS	10 YRS	30 YRS	50 YRS†
GAMCO Mathers Fund	(3.01)%	(7.49)%	(3.64)%	1.52%	6.72%
S&P 500 Index	1.38	12.57	7.31	10.37	9.76(b)

In the current prospectus dated April 30, 2015, the expense ratios for Class AAA is 4.54%. See page 8 for the expense ratio for the year ended December 31, 2015. The Fund does not have a sales charge.

† From commencement of investment operations on August 19, 1965.

(a)

Average annual total returns reflect changes in share price and reinvestment of distributions and are net of expenses. Returns represent past performance and do not guarantee future results. The performance and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Please visit www.gabelli.com to obtain performance information as of the most recent month end. The Standard & Poor’s 500 Index is an unmanaged indicator of stock market performance. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus and summary prospectus contain information about these and other matters and should be read carefully before investing. To obtain a copy of the prospectus or summary prospectus, please visit our website at www.gabelli.com.

(b)	S&P 500 Index since inception performance is as of August 19, 1965.

GROWTH OF $10,000 INVESTMENT IN GAMCO MATHERS FUND (Log Scale) (Unaudited)

GAMCO Mathers Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2015 through December 31, 2015	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2015.

	Beginning Account Value 07/01/15	Ending Account Value 12/31/15	Annualized Expense Ratio	Expenses Paid During Period*
GAMCO Mathers Fund
Actual Fund Return
	$1,000.00	$1,012.00	5.07%	$25.71
Hypothetical 5% Return
	$1,000.00	$ 999.65	5.07%	$25.55

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2015:

GAMCO Mathers Fund –
Long Positions

U.S. Treasury Bills	105.3%
Other Assets and Liabilities (Net)	75.0%

GAMCO Mathers Fund –
Short Positions

Exchange Traded Funds	(64.0)%
Retail	(8.2)%
Beverages	(2.2)%
Computer Software and Services	(1.7)%
Business Services	(1.6)%
Machinery	(1.5)%
Financial Services	(1.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Mathers Fund

Schedule of Investments — December 31, 2015

Principal Amount		Cost	Market Value
	SHORT TERM OBLIGATIONS — 105.3%
	U.S. Treasury Bills — 105.3%
$15,570,000	U.S. Treasury Bills,
	0.050%†, 01/28/16(a)	$15,568,015	$15,568,015

	TOTAL INVESTMENTS — 105.3%	$15,568,015	15,568,015

	SECURITIES SOLD SHORT — (80.3)%
	(Proceeds received $11,757,351)		(11,875,480)

	Other Assets and Liabilities (Net) — 75.0%		11,089,888

	NET ASSETS — 100.0%		$14,782,423

Shares		Proceeds	Market Value

	SECURITIES SOLD SHORT — (80.3)%
	Beverages — (2.2)%
2,000	PepsiCo Inc.	$ 191,261	$ 199,840
3,000	The Coca-Cola Co.	120,658	128,880

		311,919	328,720

	Business Services — (1.6)%
8,000	HD Supply Holdings Inc.	228,021	240,240

	Computer Software and Services — (1.7)%
3,000	Alibaba Group Holding Ltd., ADR	172,725	243,810

	Exchange Traded Funds — (64.0)%
6,000	Consumer Discretionary Select Sector SPDR Fund	429,064	468,900
25,000	Financial Select Sector SPDR Fund	567,752	594,500
8,000	Industrial Select Sector SPDR Fund	426,698	424,080
8,000	iShares Micro-Cap ETF	560,909	576,800
15,000	iShares MSCI Emerging Markets ETF	591,940	482,850
30,000	iShares MSCI Italy Capped ETF	428,002	412,200
60,000	iShares MSCI Japan ETF	691,812	727,200
6,000	iShares Russell 2000 ETF	654,788	675,060
6,000	Powershares QQQ Trust Series 1	625,428	671,160

Shares		Proceeds	Market Value
4,000	SPDR Dow Jones Industrial Average ETF Trust	$ 653,591	$ 695,960
3,000	SPDR S&P 500 ETF Trust	582,049	611,670
2,000	SPDR S&P MidCap 400 ETF Trust	496,544	508,180
12,000	Technology Select Sector SPDR Fund	495,071	513,960
4,000	Utilities Select Sector SPDR Fund	169,966	173,120
14,000	Vanguard FTSE All-World ex-US ETF	694,865	607,740
10,000	Vanguard FTSE Europe ETF	590,089	498,800
5,000	Vanguard Total Stock Market ETF	531,503	521,550
15,000	WisdomTree India Earnings Fund	290,156	297,900

		9,480,227	9,461,630

	Financial Services — (1.1)%
2,000	Morningstar Inc.	160,323	160,820

	Machinery — (1.5)%
3,000	Deere & Co.	271,498	228,810

	Retail — (8.2)%
5,000	Best Buy Co Inc.	167,181	152,250
3,000	McDonald’s Corp.	293,304	354,420
3,000	Starbucks Corp.	158,817	180,090
2,000	The Home Depot Inc.	196,877	264,500
1,000	Tiffany & Co.	83,724	76,290
3,000	Wal-Mart Stores Inc.	232,735	183,900

		1,132,638	1,211,450

	TOTAL SECURITIES SOLD SHORT(b)	$11,757,351	$11,875,480

(a)	At December 31, 2015, $13,000,000 of the principal amount was pledged as collateral for securities sold short.
(b)	At December 31, 2015, these proceeds are being held at Pershing LLC.
†	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

GAMCO Mathers Fund

Statement of Assets and Liabilities

December 31, 2015

Assets:
Investments, at value (cost $15,568,015)	$15,568,015
Cash	6,702
Deposit at brokers (including proceeds from securities sold short of $11,757,351)	11,141,420
Receivable for Fund shares sold	3,250
Prepaid expenses	14,216

Total Assets	26,733,603

Liabilities:
Securities sold short, at value	11,875,480
Payable for Fund shares redeemed	3,385
Payable for investment advisory fees	12,591
Payable for distribution fees	3,148
Dividends payable on securities sold short	12,346
Other accrued expenses	44,230

Total Liabilities	11,951,180

Net Assets (applicable to 2,182,427 shares outstanding)	$14,782,423

Net Assets Consist of:
Paid-in capital	$18,398,482
Accumulated net realized loss on investments and securities sold short	(3,497,930)
Net unrealized depreciation on securities sold short	(118,129)

Net Assets	$14,782,423

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:

Net Asset Value, offering, and redemption price per share ($14,782,423 ÷ 2,182,427 shares outstanding)	$6.77

Statement of Operations

For the Year Ended December 31, 2015

Investment Income:
Interest	$5,325

Total Investment Income	5,325

Expenses:
Investment advisory fees	146,612
Distribution fees	36,653
Dividend expense on securities sold short	222,069
Service fees for securities sold short (see Note 2)	104,453
Trustees’ fees	52,969
Legal and audit fees	39,132
Shareholder communications expenses	32,565
Registration expenses	29,358
Shareholder services fees	23,121
Custodian fees	7,177
Miscellaneous expenses	17,477

Total Expenses	711,586

Less:
Expenses paid indirectly by broker (See Note 6)	(1,389)

Net Expenses	710,197

Net Investment Loss	(704,872)

Net Realized and Unrealized Gain/(Loss) on Investments and Securities Sold Short:
Net realized gain on investments	59,537
Net realized gain on securities sold short	212,950

Net realized gain on investments and securities sold short	272,487

Net change in unrealized appreciation/depreciation on securities sold short	(27,486)

Net Realized and Unrealized Gain/(Loss) on Investments and Securities Sold Short	245,001

Net Decrease in Net Assets Resulting from Operations	$(459,871)

See accompanying notes to financial statements.

GAMCO Mathers Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
Operations:
Net investment loss	$(704,872)	$(591,414)
Net realized gain/(loss) on investments and securities sold short	272,487	(507,691)
Net change in unrealized depreciation on investments and securities sold short	(27,486)	(7,975)

Net Decrease in Net Assets Resulting from Operations	(459,871)	(1,107,080)

Shares of Beneficial Interest Transactions:
Net increase in net assets from shares of beneficial interest transactions	906,978	4,219,691

Redemption Fees	2	—

Net Increase in Net Assets	447,109	3,112,611

Net Assets:
Beginning of year	14,335,314	11,222,703

End of year (including undistributed net investment income of $0 and $0, respectively)	$14,782,423	$14,335,314

See accompanying notes to financial statements.

GAMCO Mathers Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2015		2014	2013	2012	2011
Operating Performance:
Net asset value, beginning of year	$6.98		$7.58	$8.92	$9.55	$9.99

Net investment loss(a)		(0.33)	(0.33)	(0.31)	(0.28)	(0.25)
Net realized and unrealized gain/(loss) on investments and securities sold short	0.12		(0.27)	(1.03)	(0.35)	(0.19)

Total from investment operations		(0.21)	(0.60)	(1.34)	(0.63)	(0.44)

Net Asset Value, End of Year	$6.77		$6.98	$7.58	$8.92	$9.55

Total return†		(3.01)%	(7.92)%	(15.02)%	(6.60)%	(4.40)%

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of year (in 000’s)	$14,782		$14,335	$11,223	$20,809	$17,998
Ratio of net investment loss to average net assets		(4.81)%	(4.51)%	(3.73)%	(3.04)%	(2.54)%
Ratio of operating expenses to average net assets(b)	4.84	%(c)	4.54%	3.80%	3.11%	2.59%
Portfolio turnover rate		0%	513%	0%	3,328%	1,638%

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions.
(a)	Per share data is calculated using the average shares outstanding method.
(b)

The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended December, 31, 2015, 2014, 2013, 2012, and 2011 would have been 2.61%, 2.82%, 2.79%, 2.62%, and 2.44%, respectively.

(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, the expense ratios for the year ended December 31, 2015 would have been 4.85%.

See accompanying notes to financial statements.

GAMCO Mathers Fund

Notes to Financial Statements

1. Organization. GAMCO Mathers Fund was organized on June 17, 1999 as a Delaware statutory trust. The Fund commenced investment operations on October 1, 1999 as the successor to the Mathers Fund, Inc. (the “Mathers Fund”) which was organized on March 31, 1965 as a Maryland corporation. The Mathers Fund commenced investment operations on August 19, 1965. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve capital appreciation over the long term in various market conditions without excessive risk of capital loss.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by GAMCO Asset Management, Inc. (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

GAMCO Mathers Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2015 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/15
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Short Term Obligations:
U.S. Treasury Bills	—	$15,568,015	$ 15,568,015
TOTAL INVESTMENTS IN SECURITIES – ASSETS	—	$15,568,015	$ 15,568,015
LIABILITIES (Market Value):
Securities Sold Short (a)	$(11,875,480)	—	$(11,875,480)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(11,875,480)	—	$(11,875,480)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2015. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2015 or 2014.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices

GAMCO Mathers Fund

Notes to Financial Statements (Continued)

of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2015, the Fund did not hold any repurchase agreements.

Securities Sold Short. The Fund enters into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at December 31, 2015 are reflected within the Schedule of Investments. For the year ended December 31, 2015, the Fund incurred $104,453 in service fees related to its investment positions sold short and held by the broker. The amount is included in the Statement of Operations under Expenses, Service fees for securities sold short.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

GAMCO Mathers Fund

Notes to Financial Statements (Continued)

Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to a write-off of the current year net operating loss and short dividend expense reclass. These reclassifications have no impact on the net asset value (“NAV”) per share of the Fund. For the year ended December 31, 2015, reclassifications were made to decrease accumulated net investment loss by $704,872 and increase accumulated net realized loss on investments and securities sold short by $3,067, with an offsetting adjustment to paid-in capital.

No distributions were made during the years ended December 31, 2015 or 2014.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As December 31, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(2,450,968)
Net unrealized depreciation on investments	(1,165,091)

Total	$(3,616,059)

At December 31, 2015, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

Capital loss carryforward available through 2018	$151,917
Short term capital loss carryforward with no expiration	2,299,051

Total capital loss carryforwards	$2,450,968

During the year ended December 31, 2015, the Fund utilized capital loss carryforwards of $62,171.

At December 31, 2015, the temporary differences between book basis and tax basis net unrealized depreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

GAMCO Mathers Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments, proceeds from short sales, and the related net unrealized depreciation at December 31, 2015:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$16,614,978	—	$(1,046,963)	$(1,046,963)
Securities sold short	(11,757,351)	$429,765	(547,894)	(118,129)

		$429,765	$(1,594,857)	$(1,165,092)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2015, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2015, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at an annual rate of 0.25% of its average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2015, other than short term securities and U.S. Government obligations, aggregated $3,476,621 and $3,520,907, respectively.

6. Other Arrangements. During the year ended December 31, 2015, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during the year ended December 31, 2015 was $1,389.

GAMCO Mathers Fund

Notes to Financial Statements (Continued)

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at a variable rate per annum equal to the overnight rate plus a spread, as determined and quoted by the custodian in its sole discretion at the time of the request, which rate may be subject to change from time to time at the sole discretion of the custodian. The overnight rate is defined as of any day, the higher of (a) the federal funds rate as in effect on that day and (b) the overnight LIBOR rate as in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the year ended December 31, 2015, there were no borrowings under the line of credit.

8. Shares of Beneficial Interest. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount

Shares sold	593,328	$4,027,855	921,222	$6,763,414
Shares redeemed	(463,384)	(3,120,877)	(348,625)	(2,543,723)

Net increase	129,944	$906,978	572,597	$4,219,691

The Fund imposes a redemption fee of 2.00% on shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2015 and 2014, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO Mathers Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

GAMCO Mathers Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GAMCO Mathers Fund (the “Fund”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2016

GAMCO MATHERS FUND

Board Consideration and Re-Approval of Management Agreements (Unaudited)

At its meeting on August 18, 2015, the Board of Trustees (“Board”) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not “interested persons” (the “independent trustees”) of the Fund. The following paragraphs summarize the material information and factors considered by the independent trustees as well as their conclusions relative to such factors.

1. The nature, extent, and quality of services provided by the Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including, net asset value determinations, yield calculations, and monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services under the Fund’s Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Fund who are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Fund who had invested through various programs offered by third party financial intermediaries. The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY Mellon Investment Servicing (US) Inc. (“BNY”) to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of service provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2. The performance of the Fund, the Adviser.

The Board reviewed the investment performance of the Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered funds, and against the Fund’s broad based securities market benchmark as reflected in the Fund’s prospectus and annual report. The Board also considered rankings and ratings of the Fund issued by Lipper over the short, intermediate, and long term. The Board considered the Fund’s one, three, five, and ten year average total return for the periods ended June 30, 2015, but placed greater emphasis

GAMCO MATHERS FUND

Board Consideration and Re-Approval of Management Agreements (Unaudited) (Continued)

on the Fund’s longer term performance. The peer group considered by the Board was developed by Lipper and was comprised of specialty diversified equity funds (the “Performance Peer Group”). The Fund’s performance against the Performance Peer Group was considered by the Board as providing an objective comparative benchmark against which the Fund’s performance could be assessed. In general, the Board considered these comparisons helpful in its assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategy, limitations, and restrictions. In reviewing the Fund’s performance, the Board noted that the Fund’s performance was below the median for the one, three, and five year periods and above the median for the ten year period.

The Board also considered an analysis prepared by the portfolio manager comparing the Fund’s relatively lower net asset value volatility (based on annual total return standard deviations) with other actively managed “bear” funds and the Inverse S&P 500 Index. This analysis showed that the Fund’s returns were similar to this peer group but with lower annual volatility (due to the Fund’s relatively high cash position). The Board also considered the Adviser’s comment that the lower volatility reflected lower portfolio risk.

In connection with its assessment of the performance of the Adviser, the Board considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3. The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for the Fund against comparative Lipper expense peer groups (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. The Board noted that the Fund’s advisory fee and expense ratio were higher than the median compared with those of the Expense Peer Group for the Fund.

The Board Members also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2014. The Board considered one analysis for the Adviser as a whole, and a second analysis for Gabelli Funds, LLC, the prior investment adviser, with respect to the Fund. With respect to the Fund analysis, the Board received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

GAMCO MATHERS FUND

Board Consideration and Re-Approval of Management Agreements (Unaudited) (Continued)

4. The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event there was to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5. Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Fund. The Board considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on the evaluation of all these factors and did not consider any one factor as all important or controlling.

GAMCO Mathers Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Mathers Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[5]

INTERESTED TRUSTEES[3]:

Mario J. Gabelli, CFA Trustee and Chairman Age: 73	Since 1999	29	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Henry G. Van der Eb, CFA[4] Trustee, President and Chief Executive Officer Age: 70	Since 1976	2	Senior Vice President of GAMCO Investors, Inc. (since August 2004); Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc. (since 1999); President and CEO of GAMCO Mathers Fund (since 1999)	—

INDEPENDENT TRUSTEES[6]:

M. Bruce Adelberg Trustee Age: 79	Since 2009	2	Consultant, MBA Research Group	—

E. Val Cerutti Trustee Age: 76	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of LGL Group, Inc. (diversified manufacturing) (1990- 2009)

Anthony S. Colavita Trustee Age: 54	Since 2009	3	Attorney, Anthony S. Colavita, P.C.	—

Vincent D. Enright Trustee Age: 72	Since 1999	16	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of LGL Group, Inc. (diversified manufacturing) (2011- 2014)

Anthony R. Pustorino Trustee Age: 90	Since 1999	13	Certified Public Accountant; Professor Emeritus, Pace University	Director of LGL Group, Inc. (diversified manufacturing) (2004-2011)

Werner J. Roeder, MD Trustee Age: 75	Since 1999	23	Practicing private physician; Former Medical Director of Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris Trustee Age: 81	Since 1999	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

GAMCO Mathers Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert Executive Vice President Age: 64	Since 2006	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of several registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010; President of Teton Advisors, Inc., 1998-2008

Agnes Mullady Treasurer Age: 57	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Andrea R. Mango Secretary Age: 43	Since 2013	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Anne E. Morrissy, CFA[4] Executive Vice President Age: 53	Since 1987	Executive Vice President of GAMCO Mathers Fund and Vice President of GAMCO Investors, Inc. since 1999

Edith L. Cook[4] Vice President Age: 74	Since 1984	Vice President of GAMCO Mathers Fund since 1999

Heidi M. Koontz[4] Vice President Age: 47	Since 1995	Vice President of GAMCO Mathers Fund since 1999

Richard J. Walz Chief Compliance Officer Age: 56	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Messrs. Gabelli and Van der Eb are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]	Address: 2801 Lakeside Drive, Suite 201, Bannockburn, IL 60015.
[5]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[6]	Trustees who are not interested persons are considered “Independent” Trustees.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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GAMCO MATHERS FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Henry G. Van der Eb, CFA, joined Gabelli Funds, LLC in 1999 as President and Portfolio Manager of the GAMCO Mathers Fund which he has managed for over twenty years. He is also a Senior Vice President of GAMCO Investors, Inc. Prior to joining Gabelli, he was the owner and President of Mathers & Company, a Chicago based investment advisory firm, and Chairman of the Mathers Fund. He served as President of the Investment Analysts Society of Chicago from 1979 - 1980. Mr. Van der Eb received an M.B.A. with honors from Northwestern University Graduate School of Management and a B.A. from Vanderbilt University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO MATHERS FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e   info@gabelli.com

     GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Chairman and
Chief Executive Officer,
Associated Capital Group, Inc.

M. Bruce Adelberg
Consultant,
MBA Research Group

E. Val Cerutti
Chief Executive Officer,
Cerutti Consultants, Inc.

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President and Chief Financial Officer,
KeySpan Corp.

Anthony R. Pustorino
Certified Public Accountant,
Professor Emeritus,
Pace University

Werner J. Roeder, MD
Former Medical Director,
Lawrence Hospital

Henry G. Van der Eb, CFA
President and Chief Executive
Officer,
GAMCO Mathers Fund

Anthonie C. van Ekris
Chairman,
BALMAC International, Inc.

OFFICERS

Bruce N. Alpert
Executive Vice President

Andrea R. Mango
Secretary

Agnes Mullady
Treasurer

Richard J. Walz
Chief Compliance Officer

Anne E. Morrissy, CFA
Executive Vice President

Heidi M. Koontz
Vice President

Edith L. Cook
Vice President

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER
AGENT, AND DIVIDEND
DISBURSING AGENT

State Street Bank and Trust
Company

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of the GAMCO Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB1726Q415AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $23,800 for 2014 and $24,501 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2014 and $0 for 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 for 2014 and $3,600 for 2015. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $34,145 for 2014 and $34,038 for 2015. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $34,145 for 2014 and $37,638 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

   (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The GAMCO Mathers Fund

By (Signature and Title)* /s/ Henry G. Van der Eb
Henry G. Van der Eb, Chief Executive Officer

Date 3/8/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Henry G. Van der Eb
Henry G. Van der Eb, Chief Executive Officer

Date 3/8/2016

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/8/2016

* Print the name and title of each signing officer under his or her signature.